Exhibit 99.1

Corporate Overview

Motive, Inc. is helping wireline, wireless, cable and satellite operators worldwide deliver a new generation of IP-based services that seamlessly integrate voice, video and data into a single, connected experience. With Motive, operators can leverage a single service management platform to automate and remotely manage key customer touch points throughout the service lifecycle, across multiple services, networks and devices. The result is a consistent, unified experience for both customers and service providers that accelerates the rollout of new and converged services, reduces operational costs, drives revenues, and builds greater customer satisfaction and loyalty.

“WE ARE SEEING EXCITING GROWTH OPPORTUNITIES IN NEW AND EMERGING MARKETS FOR MOTIVE.”

— Alfred Mockett, Motive CEO

At the Forefront of the Connected Experience

Alfred Mockett Chairman & CEO Motive, Inc.

When Motive was founded in 1997, the company’s vision was simple: use the power of the Internet to help businesses deliver a better customer experience. Our roots in broadband customer care began by managing a single connection to a single PC. Today, that beginning seems quaint, if not obsolete. Research indicates that there will be more than one billion networked devices worldwide by 2010. Everything from televisions to game consoles, mobile phones, automobiles and yes, even your refrigerator will soon have a broadband connection.

Motive has been at the forefront of these changes. We anticipated the trend toward the networked home, and in 2005 introduced Motive Home Device Manager (HDM) which enables broadband service providers to view and remotely manage networked devices in consumers’ homes to quickly resolve service issues. Leading service providers fast embraced this innovation; in the first 20 months since its launch, Motive signed more than 20 HDM contracts and continues to aggressively pursue the market for home device management.

We’ve been a leading proponent of device interoperability, helping to set and drive industry standards with organizations such as the DSL Forum, Home Gateway Initiative, the Universal Plug and Play Forum and the Digital Living Network Alliance. And we’ve partnered with leading equipment providers such as Thomson, NETGEAR and ZyXEL to make it easier for providers to integrate Motive software with their services.

The result of this strategy is that today, Motive software manages more than 60 million broadband subscribers and over two million home gateways worldwide. Collectively, operators who are Motive customers serve 80 percent of DSL subscribers in North America and 50 percent of the DSL subscribers in Europe.

As new technologies emerge, Motive continues to lead, not follow. Today, telecom providers worldwide such as AT&T, BT and Verizon are rolling out next-generation VoIP and broadband TV initiatives. To help ensure the success of these initiatives, Motive introduced IPTV Service Assurance, a solution aimed at providing improved visibility and control of the entire IPTV service delivery network. And in February 2007, Motive announced that BNS Data Logistics, a distributor of hardware and customer premises equipment based in the Netherlands, will offer Motive HDM software as an outsourced broadband management service to providers throughout Europe for all their next-generation digital services, including VoIP, IPTV and home networking.

Going forward, we believe that the future of broadband is mobile. The market for smartphones capable of handling both voice calls and advanced data services grew at a rate of 75 percent in 2006, and Gartner predicts there will be approximately 280 million smart-phones sold in 2009 alone. To help our customers capitalize on these important opportunities, we’ve introduced Motive Mobile Service Management, a new solution that helps broadband and mobile service providers ensure a seamless, consistent customer experience across converged devices, services and networks.

From an operational perspective, we’ve made changes that have aligned Motive’s business more closely with our customers. For example, we’ve divested the company of non-strategic segments and have focused the business solely on our core market in the communications sector. We’re targeting 20 percent of our revenue on product development, and have opened a new development center in Bangalore, India. And, we continue our drive to help broadband and mobile service providers deliver a better experience with their products and services.

I believe that we are seeing our strategies bear fruit, thanks to the focus on execution by our management team and staff. We are extending our reach—both geographically and technologically—and both our new and existing customers are responding positively. As the market for broadband and mobile service management continues to grow, we look forward to an exciting future.

Simplifying the Digital Home

By the year 2010, there will be more than 400 million broadband households worldwide. By that date, those households will have installed nearly one billion connected devices. As more devices, services and applications make their way into the home, customers are turning to service providers to make the connected experience simpler and easier. That’s where Motive comes in. Our broadband management software helps providers deliver a consistent, seamless customer experience across the evolving triple play of voice, video and data services—to any device and on any wired or wireless network. That’s why more than half of the world’s leading broadband providers rely on Motive software to activate and manage their services.

Establishing a Connection

Broadband access is still the predominant revenue driver for most service providers, and making this process quick and painless is a critical factor in a provider’s ability to win and retain customers.

Motive’s High-Speed Data (HSD) solution offers service providers a unified set of products for managing broadband activation and support processes. By automating and simplifying complex service processes, Motive’s HSD solution makes it easy for providers to bring millions of new customers online, while delivering a positive, consistent experience throughout the entire service lifecycle.

Using Motive’s solution, service providers can:

Model the optimal state of high speed data services before rolling them out to millions of subscribers.

Automate service activation processes, reducing the need for support calls and truck rolls, and accelerating the deployment of new services.

Streamline support processes and offer customers a variety of ways to contact their provider, including phone, chat, e-mail and Web.

Motive’s High-Speed Data solution reduces the operational costs and complexity of delivering broadband service, making it easy to quickly scale service to millions of customers.

Making Home Networks Work Linking devices and services together is a highly complex process that can frustrate even technically savvy customers, and research shows that as many as half of all networking equipment purchases are returned.

Motive’s Home Networking solution gives service providers the tools they need to help customers set up and manage their home networks. Using Motive’s Home Networking solution, service providers can:

Model a home network service once, then roll it out to multiple customers.

Automate and repair common service issues before they affect customers.

View the home network, including all linked services and devices, regardless of type or vendor.

Remotely manage the customer’s environment, taking the burden of troubleshooting off of customers and decreasing the time spent resolving problems.

With Motive’s Home Networking solution, providers can improve customer perception of the provider’s brand value and thus establish a foundation for new value-added services.

Delivering Digital TV

According to a recent report by Strategy Analytics, more than 80 million homes will subscribe to an IPTV service by 2011. For providers, success depends largely on how quickly and economically the IPTV service can be brought to market.

Motive’s IPTV Service Assurance solution gives providers end-to-end visibility into the entire IPTV service delivery ecosystem, and delivers key information that call center staff and field technicians can use to quickly identify and resolve service issues.

Streamlining the Service Experience

Using Motive’s IPTV Service Assurance solution, providers can:

Model the IPTV service to isolate and resolve problems during technology and market trials.

Automate customer provisioning processes, reducing the need for on-site technicians.

View the entire IPTV ecosystem, including attached devices and applications to speed the resolution of service issues.

Generate diagnostic data on demand, across the entire service delivery chain.

Recommend specific actions to customers and service professionals.

With Motive’s IPTV Service Assurance solution, telecom providers can accelerate the rollout of IPTV services to millions of households, while ensuring the hard-won integrity and value of their brand.

“THE WORLDWIDE MARKET FOR HOME NETWORKING AND LINKED ENTERTAINMENT DEVICES WILL GROW TO $85 BILLION BY 2011.”

— ABI Research

How do you create an aggressive, innovative company when you are 107 years old? Just ask EMBARQ. The former local communications business of Sprint Nextel separated from its parent in May 2006. Today, EMBARQ provides an innovative lineup of voice, data, wireless and entertainment services to its customers.

The EMBARQ mantra is “practical ingenuity”—innovating with products and services that fit the way customers work and play. One of the ways the company is delivering on that goal is by building management technology from Motive, Inc., into its services.

“Having a partner that was focused on helping us differentiate our product was critical to us. Quite frankly, to succeed today, you must align yourself with partners that are working to make your company better—and Motive demonstrated that ability from the very first meeting,” says Kim Frantz, product manager for data services.

In addition to focusing on practical innovation, improving the customer service experience is a cornerstone of the company’s strategy. That’s why EMBARQ turned to Motive’s management solution for its high-speed data and next-generation broadband services. “Customer retention has always been key to our business, and nowhere is this more important than in the first hour of a new customer relationship,” says Frantz.

Motive’s self-install solution helps make that process as easy and painless as possible. At this point, 97 percent of EMBARQ’s customers choose self-installation—a resounding success. “Our cancellation rates have reached a record low,” says Jeff Hohman, director of product management for EMBARQ’s consumer markets.

Hohman and his team know that more devices and complexity means new opportunities to provide innovative support services to EMBARQ’s customers. The company has deployed Motive’s Home Device Management (HDM) solution, which will allow EMBARQ to proactively activate, configure and support customer premises equipment that provides the foundation for next-generation services such as advanced home networking and IPTV.

“We face many challenges as we try to capitalize on the digital home experience,” says Frantz. “Motive will be a critical part of this as they have the resources to help us succeed.”

Managing Mobility

As wireless and wireline technologies continue to converge, service providers are all seeking a competitive edge. Motive provides a compelling one: the ability to deliver a consistent, seamless customer experience across devices and services. The market for smartphones capable of handling both voice calls and data services grew at a rate of 75 percent last year over 2005, and Gartner predicts there will be more than 500 million smartphones in use by 2009. Today, virtually every major broadband provider in the world has a wireless division, and worldwide there are more than 700 mobile service providers. Inevitably, these two markets are converging, with providers introducing handsets that use both a broadband connection as well as a cellular network, often referred to as fixed mobile convergence, or FMC. According to research firm IDC, there will be nearly 47 million FMC users worldwide by 2010, accounting for $24 billion in end-user revenues.

The potential benefits of FMC are twofold. First, FMC gives consumers the ability to use a single phone for both landline and mobile calls. The second benefit is that higher bandwidth wireless broadband networks such as Wi-Fi and WiMAX enable data applications such as video to be delivered to the mobile handset. A recent research study conducted by ORC International in the U.K. revealed that more than 40 percent of consumers are willing to switch their mobile or their Internet service provider in order to get a FMC service.

While the vision of FMC is all about delivering simplified services that customers can take with them on the go, the reality of delivering converged services is not so simple. For example, the process of switching a call between cellular and broadband networks presents significant challenges. Motive is leveraging its

“SMARTPHONES ARE SIX TIMES MORE EXPENSIVE TO SUPPORT COMPARED TO TRADITIONAL HANDSETS.”

— The Diffusion Group, Motive

Smartphones represent about 9% of the total handset market but account for more than 35% of total support costs.

It often takes multiple contacts to the helpdesk to solve a single problem; in fact, 34% of users have never solved a problem with a single contact to the helpdesk.

Smartphone helpdesk calls last 2-3x longer than calls from users of traditional handsets.

It is common practice to escalate care from Tier 1 helpdesk to expensive Tier 2 and Tier 3 technicians.

— The Diffusion Group, Motive

experience in managing broadband enabled devices to help operators deliver a seamless customer experience across multiple devices, networks and services.

Motive’s Mobile Service

Management (MSM) solution streamlines the delivery and management of complex mobile data and converged services. With Motive’s MSM solution, providers can:

Automate customer acquisition processes, increasing mainstream customer adoption of mobile data services.

Simplify common service processes, reducing call volume associated with new services.

Empower call center and field technicians with purpose-built tools that increase the efficiency of assisted service and reduce average handle times.

Diagnose the cause of service issues, decreasing the number of handset returns.

Using Motive’s Mobile Service Management solution, providers can accelerate the roll out and simplify the management of mobile broadband services by leveraging a unified management platform to support multiple devices, services and networks.

Driving Service Convergence

With broadband availability in the UK at almost 100 percent, BT, one of the world’s leading communications service providers, is evolving its business and expanding its relationships with customers by focusing on a new wave of services designed around the convergence of networks and services, mobile and fixed communications and media.

At the heart of BT’s digital home is BT Home Hub, a device that acts as the central delivery mechanism for new broadband services such as wireless networking for all of a family’s PCs and laptops, IPTV, and voice calls over the Internet. The company turned to Motive, a strategic partner that BT has worked with for several years, to automate and remotely manage many of the complex tasks required to deploy, configure and support its broadband services, ensuring a positive and consistent customer experience.

“We were very impressed by Motive’s proven interoperability with a wide range of routers and devices, and with its commitment to evolving DSL Forum standards,” says Stratis Scleparis, chief technology officer of BT Retail. “Their vision of the future in these areas aligns very closely to our own.”

From its own research, BT knew that customers who were not empowered with Motive solutions for broadband installation and self help were five times more likely to call customer service for assistance. In fact, over the past year, Motive’s automated solutions have saved BT over a million support calls and prompted a quarter of a million text-chat sessions.

With its Home Hub in place, BT launched the much anticipated BT Vision, a next-generation IPTV service. “With Motive solutions, we can guarantee the quality of the service,” Scleparis explains. “Enabling customers with the self-help capabilities to fix problems is part of the solution, but we now can fix problems before the customer even knows one exists,” he adds.

BT is also moving ahead with BT Fusion—the world’s first seamless fixed-mobile phone service. “It’s an exciting time to be part of BT,” says Scleparis. “We feel confident we’ll win customer loyalty by offering the highest quality, easiest-to-use, and most innovative services.”

Customer-Centered Services

The emergence of next-generation IP services is creating a ripple of change throughout the communications industry, internally where traditional lines between customer operations, marketing and the network are beginning to blur and externally where the convergence of different technologies and services are changing the way providers deliver voice, video and data services.

To help providers stay abreast of these changes, Motive has created unique services that bring together the best practices, technology and expertise gained through hundreds of broadband service implementations with the world’s leading communications service providers.

Motive Customer Council

The Motive Customer Council (MCC) is a forum led by customers, for customers, with the goal of providing members an opportunity to create an open dialogue about industry issues and best practices. Members of the MCC are exposed to a broad set of business-oriented issues and best practices relevant to key functions within a communications organization. As a result, members can see emerging trends through an exclusive lens reflecting multi-faceted strategies from the world’s leading providers.

The MCC is dedicated to providing a forum for members and Motive to collaborate on issues, ideas and recommendations that increase the impact of strategic business initiatives in the communications industry.

Specifically, the purpose of the MCC is three-fold:

Facilitate dialogue among members and an exchange of ideas and knowledge related to successes and challenges in the communications industry.

Accelerate dialogue between members and Motive with regard to current and future Motive-specific business initiatives and the development of Motive solutions.

Provide members a single channel and influential voice to connect with Motive regarding all aspects of its business.

Customer Experience Center

At Motive, we understand that evaluating new technology is often a daunting, time-consuming and expensive process. The Motive Customer Experience Center (CEC) is a unique venue where our customers can interact with live Motive technology and understand how Motive’s solutions map to their business needs.

Designed to represent the next-generation connected customer’s home, the Digital Home area of the CEC allows for an array of demonstrations highlighting the key capabilities of Motive’s IPTV, high-speed data, home networking, voice and mobility solutions. In the CEC, providers can see Motive solutions in action. The Network Operations Center and Customer Service Representative Station feature a set of CPE devices managed by Motive’s Home

Device Manager product over a real DSL network. And in the Motive Usability Lab, providers can participate in an actual testing session to learn how usability engineering can help them deliver a superior customer experience.

During each visit, Motive experts are available to map the provider’s specific experience to their unique business needs. Created to deliver the most effective evaluation experience, Motive’s CEC provides all the information our customers need to better understand how Motive solutions can benefit their business—all in one day.

Motive Hosted Services

Outsourcing is a critical component in many service providers’ strategies and a proven business model for managing change. Motive’s Hosted Services are designed to help providers quickly deploy and manage Motive software, and maximize the value of their Motive-enabled services. Combining a highly available and secure infrastructure with our expert outsourcing team, Motive’s Hosted Services eliminate the impact of internal and external changes, reducing risk and accelerating the provider’s return on investment. With Motive Hosted Services, providers can:

Effectively manage change using Motive’s dedicated and scalable outsourcing team to adjust quickly to changing economic and technology requirements.

Focus on core business processes and spend less time on software management and support, relieving pressure on existing resources.

Speed time to market of new services by leveraging Motive’s proven, readily available hardware and software infrastructure and trained experts to reduce deployment timelines.

Using Motive’s Hosted Services, providers gain maximum flexibility and value from their Motive software, while freeing their own valuable resources to focus on service innovation.

Motive Customers

ACCA Arcor AT&T Bell Aliant Bell Canada BSNL BT

Cable & Wireless Casema Cincinnati Bell Club-Internet/T-Online Deutsche Telekom Elion EMBARQ

EMOBILE Ltd. HanseNet Hughes Iceland Telecom Iskon Lattlecom Multikabel NetOne Numéricable OCN

RCN Singtel Softbank BB Swisscom Talk America TDS Telecom Tele2 Telecom Italia Telecom New Zealand Telefónica de

Argentina Telefónica de Brasil Telefónica del Perú Telenet Telstra Clear TELUS

TEO LT True Corporation TSTT UPC Cablecom Verizon Virgin Media Vivodi Wind Windstream Ya.com

Motive Partner Network

Motive is committed to building strong relationships with our partners to foster new business opportunities and innovations that improve our customers’ businesses. The Motive Partner Network is a growing group of distinguished companies that share our vision to help wireline, wireless, cable and satellite operators world-wide lower operational costs and deliver next-generation data, voice and video services.

Through its MotiveSmart™ Verification Program, Motive has established relationships with more than 50 of the world’s top CPE software, chipset and device manufacturers to ensure Motive products work seamlessly with next-generation broadband devices.

Motive has also forged strategic relationships with a number of companies that resell Motive products in various countries and regions, helping us continue to expand market share in new geographies, while our relationships with multiple system integrators accelerate the time-to-value of new broadband services for our service provider customers.

Motive Partners

3Com Accenture

Actiontec Electronics Alcatel Allied Data Alpha Networks Arcadyan Askey Computer Corporation AudioCodes BeWAN

Billion Electric Bizmatica Broadcom Capgemini Centillium Conexant Dimark D-Link

Gatespace Huawei Iskratel Infotron S.A. Jungo Kenati Technologies LAKE Communications LG Nortel

Linksys, a division of Cisco Systems Motorola NETGEAR

NETvisor SemIndia

Shanghai DareGlobal Technologies Siemens SMC Networks Sphairon Solusoft

TecnoMedia Telsey Texas Instruments Thomson Tilgin TrendChip U4EA Technologies Ubicom UTStarcom VASS

2Wire Westell XAVI

Zhone Technologies ZTE

ZyXEL

Executive Officers

Alfred Mockett, Chairman & CEO

Alfred Mockett’s career in technology and telecommunications spans more than 30 years in both private and public companies. Prior to joining Motive, Mr. Mockett served as Chairman and CEO of American Management Systems Inc. (AMSY), the $1 billion IT consulting and professional services company which was acquired in 2004 by the CGI group. Before AMS, Mr. Mockett served on the Executive Committee of BT for ten years in a range of divisional capacities, including CEO of BT Ignite, BT’s $6 billion international broadband data and applications services business. Prior to this role, Mr. Mockett led BT’s initiative to bring together all of the company’s disparate international activities under BT Worldwide, a single division to deliver on BT’s vision to be a major player in the global communications marketplace.

Richard Hanna, Chief Operating Officer

With more than 29 years experience in telecommunications and technology, Richard Hanna is responsible for the daily execution and strategic operations at Motive. He was previously President of Sales and Marketing at Teligent, where he helped build the company into a leading fixed wireless carrier. He later became the President and CEO of Teligent International. Mr. Hanna’s telecommunications experience includes President and CEO at MFS-Intelenet, plus senior positions at MCI and AT&T. He has also served as CEO at Cidera, a satellite-based content delivery company, and AiMetrix, a telecommunications network software company.

Mike Fitzpatrick, Chief Financial Officer

Mike Fitzpatrick brings more than 25 years of experience in finance, accounting, legal and human resources to his position at Motive, where he is responsible for the financial health of Motive’s business. Prior to joining the company, Mr. Fitzpatrick served as Chief Financial Officer for Frame Technology Corporation, where he led the company’s initial public offering. As Corporate Controller at Ashton-Tate, he was involved in two secondary offerings and responsible for all Securities and Exchange Commission reporting requirements. Recently, Mr. Fitzpatrick has specialized in providing leadership to private equity-funded technology startups and turnarounds, including QuickArrow, Traq Wireless, Lane15 Software, ibooks.com, Collective Technologies and Technology Works, Inc.

Jack Greenberg, General Counsel and Secretary

With more than 20 years of experience in telecommunications and IT industries, Jack Greenberg has held a range of senior executive positions leading legal, business development and merger and acquisition activities. Prior to joining Motive, Mr. Greenberg was General Counsel of Corinthian Capital, a management services, advisory and investment company focused on telecommunications and its enabling technologies. He also served as General Counsel for Earthlease Ltd. and Bulldog Communications, two UK-based startups. Prior to that, Mr. Greenberg was with BT, where he held a variety of senior management positions, including Senior Vice President and General Counsel of BT Global, and Senior Vice President of international development and major transactions. Earlier in his career, he served as General Counsel of Sprint International and its predecessor GTE Telenet.

Board of Directors

Virginia Gambale

Michael J. Maples,

Sr. Thomas J.

Meredith Alfred

Mockett David

Sikora Harvey P.

White

“MOTIVE’S SOFTWARE EFFECTIVELY MANAGES THE TECHNOLOGICAL NERVOUS SYSTEM THAT MAKES UP A HOME OR BUSINESS NETWORK, WHILE HIDING THIS IMMENSE COMPLEXITY FROM OUR CUSTOMERS.”

— Stratis Scleparis, Chief Technology Office, BT Retail

Corporate Headquarters

Motive, Inc.

12515 Research Blvd. Building 5 Austin, Texas 78759-2247 +1 512 339 8335 (main) +1 512 531 2527 (sales) +1 512 339 9040 (fax)

European Headquarters

Motive Communications (UK) Limited 1 Northumberland Avenue Trafalgar Square London WC2N 5BW

U.K.

+44 (0) 20 8938 6333 (phone) +44 (0) 20 8938 7711 (fax)

Asia Pacific Headquarters

Motive Japan K.K. ARK Mori Building 12th Floor 1-12-32 Akasaka, Minato-ku Tokyo, Japan 107-6012 +81 3 5575 7655 (phone) +81 3 5575 7657 (fax)

www.motive.com e-mail: info@motive.com

Note to Readers

The product information contained herein is for informational purposes only and is subject to change at Motive’s sole discretion without notice. We have no obligation or commitment to develop or deliver any future release, upgrade, feature, enhancement or function described herein. The information is provided “AS IS,” with all faults, and without any warranties whatsoever, express or implied, including, but not limited to, warranties of merchantability, performance or fitness for a particular purpose.

The information contained herein provides only a business update with respect to certain business indicators and product information. We will publish our financial statements only after we have completed and filed our delinquent SEC reports. No statement or disclosure contained herein is intended to be in lieu of, or replacement for, our annual report to stockholders or our delinquent annual or quarterly SEC reports.

Forward-Looking Statements

This document contains certain forward looking statements, within the meaning of the federal securities laws, which are identified by the use of the words “believes”, “expects”, “anticipates”, “will”, “contemplates”, “would”, “should”, “may”, “estimate”, “intend”, “plan” and similar expressions that contemplate future events. These forward-looking statements are subject to risks and uncertainties that could cause our actual results or performance to differ materially from that indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those that have been disclosed in our most recent press releases and filings with the Securities and Exchange Commission, which are available at www.motive.com and www.sec.gov. Statements included herein are based upon information known to us as of the date hereof, and we assume no obligation to update any information contained herein.

Copyright © 2007 Motive, Inc. Motive is a registered trademark of Motive, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.